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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 11, 2005
                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------


              DELAWARE                             1-06544                          74-1648137
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                  1390 ENCLAVE PARKWAY; HOUSTON, TX 77077-2099
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 8.01 Other Events

     On November 11, 2005, SYSCO Corporation (the "Company") issued a press release announcing the results of stockholder voting at its Annual Meeting and discussing the Company's global supply chain vision.

     SYSCO hereby incorporates herein by reference the information in the press release dated November 11, 2005, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits.

         Exhibit Number      Description
         --------------      -----------

              99.1           Press Release dated November 11, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SYSCO CORPORATION



Date: November 16, 2005                  By:   /s/ Michael C. Nichols
                                               -------------------------------
                                               Michael C. Nichols
                                               Vice President, General Counsel
                                               and Corporate Secretary








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


                                  EXHIBIT INDEX


        Exhibit Number          Description
        --------------          -----------
             99.1               Press Release dated November 11, 2005



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